RYDEX SERIES FUNDS

    SUPPLEMENT DATED APRIL 2, 2004 TO THE RYDEX SERIES FUNDS' A-CLASS SHARES
           PROSPECTUS DATED AUGUST 1, 2003, AS AMENDED MARCH 15, 2004


THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED APRIL 19, 2004 TO THE RYDEX SERIES FUNDS' A-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2003, AS AMENDED MARCH 15, 2004.

1. Investments in A-Class Shares of the U.S. Government Money Market Fund
   ----------------------------------------------------------------------

     Effective April 2, 2004, investors may purchase A-Class Shares of the U.S. Government Money Market Fund (the "Money Market Fund") through direct investment. Investors may continue to make exchanges between any A-Class Rydex Fund. For additional information on how to exchange A-Class Shares, please see the "Exchanging Fund Shares" section of the prospectus.



                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE